UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                 Date of report
              (Date of earliest event reported):  November 24, 2004
                                                  -----------------


                           OCWEN FINANCIAL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Florida                    1-13219                   65-0039856
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(State or other jurisdiction       (Commission              (I.R.S. Employer
     of incorporation)             File Number)            Identification No.)


                              The Forum, Suite 1000
         1675 Palm Beach Lakes Boulevard, West Palm Beach, Florida  33401
         ----------------------------------------------------------------
               (Address of principal executive office) (Zip Code)


       Registrant's telephone number, including area code: (561) 682-8000
                                                           --------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01    OTHER EVENTS

On Wednesday, November 24, 2004, Ocwen Federal Bank FSB, with the approval of its Board of Directors, filed an Application for Voluntary Dissolution with the Office of Thrift Supervision pursuant to 12 C.F.R. ss. 546.4. This application is part of the "debanking" process previously described in our Form 10-Q for the period ended September 30, 2004.


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

                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                   OCWEN FINANCIAL CORPORATION
                                   ---------------------------
                                   (Registrant)


                                   By: /s/ WILLIAM C. ERBEY
                                       -----------------------------------------
                                       William C. Erbey, Chief Executive Officer

Date: November 29, 2004

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